Exhibit 99.1

EXCHANGE AGREEMENT

[●] (the “Undersigned”), for itself and on behalf of the beneficial owner listed on Exhibit A hereto (the “Account” and the “Holder”) for whom the Undersigned holds contractual and investment authority, enters into this Exchange Agreement (this “Agreement”) with MannKind Corporation (the “Company”) on May 25, 2018 whereby the Holder will exchange (the “Exchange”) a portion of the Company’s 5.75% Convertible Senior Notes due 2021 (the “Notes”) issued pursuant to that certain Indenture, dated as of October 30, 2017, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), together with all accrued and unpaid interest thereon, for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Exchange of the Notes for Common Stock

At the Closing (as defined herein), the Undersigned hereby agrees to cause the Holder to exchange and deliver to the Company the following aggregate principal amount of Notes, together with all accrued and unpaid interest thereon, and in exchange therefor the Company hereby agrees to issue to the Holder shares of Common Stock as set forth herein:

Principal Amount of Notes to be Exchanged for Common Stock:	$5,000,000.00
Unpaid Accrued Interest to be Exchanged for Common Stock:	$77,465.00

Unless otherwise agreed in writing by the Undersigned and the Company, the closing of the Exchange (the “Closing”) shall occur on the date (the “Closing Date”) that is the later of (i) five business days after the date of this Agreement and (ii) one business day after the date the Holder has delivered and surrendered to the Company a physical Note representing the principal amount set forth opposite the Holder’s name on Exhibit A hereto under the heading “Principal Amount of Surrendered Note” (the “Surrendered Note”). Promptly following the date of this Agreement and no later than the fifth business day following the date of this Agreement, the Holder shall deliver or cause to be delivered to the Company the Surrendered Note for cancellation by the Company, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”) but excluding the Company’s obligation to issue the Shares to the Holder at the Closing, together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Surrendered Note free and clear of any Liens. At the Closing, (a) the Company shall issue to the Holder the number of shares of Common Stock set forth opposite the Holder’s name on Exhibit A hereto under the heading “Shares” (the “Shares”); provided, however, that the parties acknowledge that the delivery of the Shares to the Holder may be delayed due to procedures and mechanics within the system of the Depository Trust Company or the Nasdaq Global Market and that such delay will not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect the issuance of the Shares, and (ii) such delay is no longer than five business days.

Article II: Covenants, Representations and Warranties of the Holders

The Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. The Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, the Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of the Account, and (ii) the principal amount of the Account’s Surrendered Note.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.

Section 2.3 Title to the Surrendered Note. The Holder is the sole legal and beneficial owner of the Surrendered Note set forth opposite its name on Exhibit A hereto. The Holder has good, valid and marketable title to the Surrendered Note, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of the Surrendered Note or its rights in the Surrendered Note, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Surrendered Note. Upon the Holder’s delivery of the Surrendered Note to the Company pursuant to the Exchange, such Surrendered Note shall be free and clear of all Liens created by the Holder.

Section 2.4 Qualified Institutional Buyer. The Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act and is acquiring the Shares hereunder for investment for its own respective account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act.

Section 2.5 No Affiliate Status. The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire the Surrendered Note, directly or indirectly, from an Affiliate of the Company. The Holder and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (i) less than 5% of the outstanding Common Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). Immediately after the receipt by the Holder of its Shares in the Exchange, the aggregate number of shares of Common Stock owned by the Holder and its Affiliates, together with the aggregate number of shares equal to the notional value of any “long” derivative transaction relating to such Common Stock to which the Holder or its Affiliate is a party (excluding derivative transactions relating to broad based indices), will not exceed 4.9% of the outstanding Common Stock. The Holder is not a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Holder.

Section 2.6 No Illegal Transactions. Each of the Undersigned and the Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by the Company or any other person regarding the Exchange, this Agreement or an investment in the Shares or the Common Stock or the Company. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holder that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holder’s respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of and receive answers from the officers of the Company concerning the Company, their business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal and other risks associated with the Exchange, and that the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and that the Holder is capable of sustaining any loss resulting therefrom without material injury, (d) the Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Common Stock or made any finding or determination concerning the fairness or advisability of this investment, (e) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives, except for the representations and warranties made by the Company in this Agreement, (f) any disclosure documents provided in connection with the Exchange are the responsibility of the Company, (g) no statement or written material contrary to this Agreement has been made or given to the Holder by or on behalf of the Company and (h) the Holder is able to fend for itself in the Exchange, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

The Holder specifically understands and acknowledges that, on the date of this Agreement and on the Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Notes, the Shares and/or the Common Stock, that it has not disclosed to the Holder. The Holder hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company in order to make an investment in the Common Stock or a disposition of the Notes, and hereby waives all present or future claims arising out of or relating to the Company’s failure to disclose such non-public information to the Holder.

The Holder also specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of the Holder’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by the Holder, in this transaction, and that the Company would not enter into this transaction but for this inducement.

The Holder agrees that it will, upon request, execute and deliver any additional documents reasonably deemed by the Company, the Trustee or the transfer agent for the Common Stock to be necessary or desirable to complete the Exchange.

Section 2.8 Tax Consequences of the Exchange. The Holder understands that the tax consequences of the Exchange will depend in part on its own tax circumstances. The Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.

Section 2.9 Tax Reporting. On or prior to the Closing, the Undersigned shall deliver to the Company completed IRS Forms W-9 or W-8, as applicable, with regards to the Holder.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and the consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the charter, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3 Valid Issuance of the Common Stock. The Shares (a) are duly authorized and, upon their issuance pursuant to the Exchange against delivery of the Surrendered Note, will be validly issued, fully paid and non-assessable, (b) will not, at the Closing, be subject to any preemptive, participation, rights of first refusal or other similar rights, and (c) assuming the accuracy of the Holder’s representations and warranties hereunder, will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to either Section 3(a)(9) or Section 4(a)(2) of the Securities Act, and (ii) will, at the Closing, be free of any restrictions on resale by the Holder pursuant to Rule 144 promulgated under the Securities Act.

Section 3.4 Listing. When issued in the Exchange, the Shares shall be listed on the Nasdaq Global Market.

Section 3.5 Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed).

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

Section 4.4 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or email shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“COMPANY”: MANNKIND CORPORATION

By:

Name:

Title:

Signature Page to Exchange Agreement

MannKind Corporation

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”: (in its capacities described in the first paragraph hereof)

By:

Name:

Title:

Signature Page to Exchange Agreement

MannKind Corporation

EXHIBIT A

Exchanging Beneficial Owners

Name of Beneficial Owner	Principal Amount of Surrendered Note	Accrued Interest to be Cancelled in Exchanged	Shares
[●]	[●]	[●]	[●]